IMPORTANT INFORMATION REGARDING A CHANGE IN PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT OBJECTIVE FOR ING GREATER CHINA FUND

ING MUTUAL FUNDS

ING Greater China Fund

(“Fund”)

Supplement dated October 18, 2012

to the Fund’s Class A, Class B, Class C, Class I,

Class O and Class W Statement of Additional Information (“SAI”)

dated February 29, 2012

On September 6, 2012, the Fund’s Board of Trustees (“Board”) approved a change with respect to the Fund’s sub-adviser from ING Investment Management Asia Pacific (Hong Kong) Limited to ING Investment Management Advisors B.V. (“IIMA”) with related changes to the Fund’s name, investment objective, principal investment strategies, expense structure, and primary benchmark. The changes to the Fund’s name, principal investment strategies, expense structure, and primary benchmark will be effective on or about November 15, 2012. Effective on or about November 15, 2012, IIMA will begin managing the Fund under an interim sub-advisory agreement. The interim sub-advisory agreement may be in effect for 150 days until a shareholder meeting is held to approve the Fund’s new permanent sub-advisory agreement. The proposal to enter into a new permanent sub-advisory agreement with IIMA requires approval by the Fund’s shareholders. A proxy statement detailing the proposal is expected to be mailed to shareholders on or about January 17, 2013, and a shareholder meeting is scheduled to be held on or about March 12, 2013. The Fund will notify shareholders if shareholder approval of the proposal is not obtained. If shareholder approval is obtained, a new permanent sub-advisory agreement with IIMA will be effective on or about March 12, 2013.

Effective on or November 15, 2012, the Fund’s SAI is revised as follows:

1.                                       All references to “ING Greater China Fund” and “Greater China Fund” are hereby deleted and replaced with “ING Emerging Markets Equity Dividend Fund” and “Emerging Markets Equity Dividend Fund,” respectively.

2.                                       The fourth paragraph of the subsection entitled “Supplemental Description of Fund Investments and Risks — Diversification/Concentration” of the Fund’s SAI is hereby deleted and replaced with the following:

Concentration. As indicated above, some of the Funds “concentrate” (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in these assets at all times.  ING Russia Fund concentrates its assets in securities of a single region of the world.  As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

3.                                       The subsection entitled “Greater China Fund — Non-Fundamental Investment Policies” of the section entitled “Fundamental and Non-Fundamental Investment Restrictions” of the Fund’s SAI is hereby deleted and replaced with the following:

Non-Fundamental Investment Policy

The Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal market conditions at least 80% of its net assets, (plus borrowings for investment purposes) in dividend producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets. This policy may be changed by a vote of the Fund’s Board and without shareholder vote. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy.  If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

4.                                       The line item with respect to the Fund in the table of the section entitled “Adviser” beginning on page 146 of the Fund’s SAI is hereby deleted and replaced with the following:

Fund	Sub-Adviser
ING Emerging Markets Equity Dividend Fund	ING Investment Management Advisors B.V. (“IIMA”)

5.                                       The line item with respect to the Fund in the table of the subsection entitled “Adviser — Advisory Fees” beginning on page 148 of the Fund’s SAI is hereby deleted and replaced with the following:

Fund	Annual Adviser Fee
Emerging Markets Equity Dividend Fund

1.00% on the first $100 million of the Fund’s average daily net assets;
0.90% on the next $150 million of the Fund’s average daily net assets;
0.80% of the Fund’s average daily net assets in excess of $250 million.

6.                                       The table of the subsection entitled “Adviser — Expense Limitation Agreements” found on page 150 of the Fund’s SAI is hereby amended to include the following:

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Emerging Markets Equity Dividend Fund(10)	1.70%	2.45%	2.45%	1.45%	1.70%	N/A	1.45%

(10) The expense limitation agreement for the Fund is effective March 2, 2013.

7.                                       The second paragraph of the subsection entitled “Adviser — Expense Limitation Agreements” of the Fund’s SAI is hereby deleted and replaced with the following:

Pursuant to a side agreement, dated November 15, 2012, the Adviser is contractually obligated to limit ING Emerging Markets Equity Dividend Fund’s expenses to 1.70%, 2.45%, 2.45%, 1.45%, 1.70%, and 1.45% for Class A, Class B, Class C, Class I, Class O,

and Class W, respectively, through March 1, 2013.  The obligation will not continue after March 1, 2013. Any fees waived pursuant to the obligation shall not be eligible for recoupment.

8.                                       The fourth paragraph of the sub-section entitled “Adviser — Expense Limitation Agreements” of the Fund’s SAI is hereby deleted and replaced with the following:

Each expense limitation agreement for the Funds provides that the expense limitation shall continue until March 1, 2013 except for ING Emerging Markets Equity Dividend Fund and ING International Value Equity Fund.  The expense limitation agreement for ING Emerging Markets Equity Dividend Fund and ING International Value Equity Fund shall continue through March 1, 2014. The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the agreement to the Independent Chairperson of the Board within ninety (90) days’ of the end of the then-current term for that Fund or upon termination of the Investment Management Agreement.  Each Expense Limitation Agreement may also be terminated by the Trust, without payment of any penalty, upon written notice to the Adviser at its principal place of business within ninety (90) days’ of the end of the then-current term for a Fund.

9.                                       The subsection entitled “Sub-Advisory Agreements — ING Greater China Fund” in the section entitled “Sub-Advisers” of the Fund’s SAI is hereby deleted and replaced with the following:

Emerging Markets Equity Dividend Fund

Pursuant to an Interim Sub-Advisory Agreement between the Adviser and IIMA dated November 15, 2012, IIMA serves as Sub-Adviser to Emerging Markets Equity Dividend Fund.  In this capacity, IIMA, subject to the supervision and control of the Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund’s portfolio investments consistently with the Fund’s investment objective, and executes any of the Fund’s investment policies that it deems appropriate to utilize from time to time.  Located at Schenkkade 65, 2595 AS, The Hague, The Netherlands, IIMA operates under the collective management of ING Investment Management.  IIMA is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser.

10.                                 The line item with respect to the Fund in the table of the subsection entitled “Sub-Advisers — Sub-Advisory Fees” beginning on page 156 of the Fund’s SAI is hereby deleted and replaced with the following:

Fund	Annual Sub-Advisory Fee
Emerging Markets Equity Dividend Fund

0.50% on the first $100 million of the Fund’s average daily net assets;
0.45% on the next $150 million of the Fund’s average daily net assets;
0.40% of the Fund’s average daily net assets in excess of $250 million.

11.                                 The subsection entitled “Portfolio Managers — Greater China Fund” of the Fund’s SAI is hereby deleted and replaced with the following:

Emerging Markets Equity Dividend Fund

Sub-Advised by ING Investment Management Advisors B.V.

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of August 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Davis	0	$0	0	$0	0	$0
Nicolas Simar	4	$1,344,000,000	1	$1,038,000,000	1	$129,000,000
Manu Vandenbulck	2	$349,000,000	3	$629,000,000	0	$0

Potential Material Conflicts of Interest

IIMA’s investment teams are responsible for managing and executing trades on behalf of multiple clients including other registered funds, legal entities, other accounts, including proprietary accounts, separate accounts, and other pooled investment vehicles.  An investment team may manage a portfolio or separate account, which may have materially higher fee arrangements than the Fund and may also have a performance based fee.  The management of multiple Funds and/or other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.  IIMA has adopted compliance procedures which are reasonably designed to address these types of conflicts.

Compensation

Within ING Investment Management Europe (“ING IM Europe”), including IIMA, the portfolio managers’ compensation typically consists of a base salary and a bonus. Portfolio managers are evaluated on their one-year and three-year performance annually. The bonus scheme for our investment professionals in place, which is largely quantitative based and linked to the individual and team performances, is mainly targeted at consistency and stability in excess return. If a manager has good performance, the variable pay (partly in stock) will be spread over the next two or three years. There will be a consistency premium paid, if managers can continuously produce good results. If the performance deteriorates in subsequent years, a portion of the bonus will be subject to a claw back clause. In so doing, we aim to achieve a longer-term orientation of our investment managers and better align the program with the interests of our customers.  In addition, the portfolio managers may be offered long-term equity awards, such as stocks and/or stock options, which are tied to the performance of the Sub-Adviser’s parent company, ING Groep. The overall design of the ING IM Europe annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM Europe has defined indices and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus benchmark(s) over a one year period. The results for overall ING IM Europe scorecards are calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals’ performance measures for bonus determinations are typically weighted by 20% being attributable to the overall ING IM Europe performance and 60% attributable to the funds/clients performance (objective) and 20% attributable to their contribution to the team’s results (subjective).

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of August 31, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Robert Davis	None
Nicolas Simar	None
Manu Vandenbulck	None

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